Rule 497(e)
File No. 333-146827

Innovator ETFs Trust

(the “Trust”)

Innovator 20+ Year Treasury Bond 5 Floor ETF™ – Quarterly

(the “Fund”)

Supplement To the Fund’s Prospectus
Dated February 27, 2023

September 22, 2023

As described in detail in the Fund’s prospectus, an investment in shares of the Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the Outcome Period of approximately three months. The current Outcome Period will end on September 30, 2023, and the Fund will commence a new Outcome Period that will begin on October 1, 2023 and end on December 31, 2023. The Fund’s new Cap will not be determined until the start of the new Outcome Period on October 1, 2023. A supplement to the Fund’s prospectus will be filed on September 29, 2023 that will include the actual Cap for the new Outcome Period, which may be higher or lower than the estimated Cap ranges set forth below. As of September 21, 2023, the expected range of the Fund’s Cap is set forth below.

Fund Name	Ticker	Estimated Cap Range
Innovator 20+ Year Treasury Bond 5 Floor ETF™ – Quarterly	TFJL	8.45% – 11.83% (8.25% – 11.63% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference